STRAIGHT**PATH**℠
SPECTRUM

SPS's Nationwide Spectrum Holdings

COVERAGE

Most of U.S. and U.S. Virgin Islands, covering 300 million residents (>90% of US)

SCOPE

- Over 600 MHz of Spectrum in 24 of the top 25 EAs in the US, with over 1,350 MHz in NYC
- 2 EA licenses, or 200 MHz of Spectrum, in nearly every U.S. market

CONFIGURATION

All Spectrum in 100 MHz contiguous blocks

Service Area	Population	Grand Total	Total MHz
New York-No. New Jer.-Long Island	26,663,330	8	800
Los Angeles-Riverside-Orange County	19,800,937	8	800
Chicago-Gary-Kenosha	10,758,118	10	1000
San Francisco-Oakland-San Jose	9,759,108	6	600
Washington-Baltimore	9,515,921	2	200
Boston-Worcester-Lawrence-Lowell-Brockton	8,228,930	8	800
Dallas-Fort Worth	9,092,705	9	900
Philadelphia-Wilmington-Atl. City	7,735,541	7	700
Detroit-Ann Arbor-Flint	6,827,726	8	800
Houston-Galveston-Brazoria	6,949,709	9	900
Miami-Fort Lauderdale	6,291,880	10	1000
Atlanta	6,690,595	8	800
Cleveland-Akron	4,583,408	8	800
Minneapolis-St. Paul	4,895,391	10	1000
Seattle-Tacoma-Bremerton	4,686,669	9	900
Denver-Boulder-Greeley	4,685,203	10	1000
Puerto Rico and the U.S. Virgin Islands	3,834,401	7	700
Orlando	4,562,642	6	600
St. Louis	3,690,263	11	1100
Phoenix-Mesa	4,351,644	9	900
Indianapolis	3,335,590	9	900
Pittsburgh	2,912,497	7	700
Portland-Salem	3,311,677	9	900
San Diego	3,095,313	8	800
Kansas City	2,693,265	8	800
Total Top - 25 Markets	**178,952,463**	**204**	**20,400**
Other Markets	**134,319,132**	**610**	**61,000**
Grand Total	**313,271,595**	**814**	**81,400**

LICENSE

Unlike other >3 GHz spectrum, Straight Path's Spectrum is 100% licensed for flexible use across U.S.

SUBSTANTIAL SERVICE

Requirement is met until 2020.

Use of Spectrum is permitted for microwave, pico cells, and others.

28 GHz HOLDINGS

Straight Path Spectrum holds 133, 28 GHz LMDS licenses, including licenses in key markets such as NYC, San Francisco, and Orlando.

STRAIGHTPATH SPECTRUM

Straight Path Spectrum's 39 GHz Coverage


39 GHZ LICENSES UP TO 200 MHZ
39 GHZ LICENSES 300-500 MHZ
39 GHZ CHANNELS 600 MHZ OR MORE
176

STRAIGHTPATH SPECTRUM

Straight Path Spectrum's 28 GHz LMDS Coverage


28 GHZ A BLOCK LICENSE
28 GHZ B BLOCK LICENSE
BTA BOUNDARY

STRAIGHTPATH SPECTRUM

Key Aspects of Straight Path's Spectrum

- **Broad Coverage**: Straight Path Spectrum holds 814, 39 GHz licenses, covering 171 economic areas
  - Straight Path Spectrum holds 133, 28 GHz LMDS licenses, including key markets such as NYC, San Francisco, and Orlando

- **Ease of Use**:
  - Fast-track Registration - Links approved by the FCC in 1-2 days
  - Predefined Coverage - Area-wide licenses in both 28 GHz & 39 GHz
  - Low Interference - Few license holders and uncongested use
  - Cost effectiveness - Lower cost than fiber and other spectrum

- **Regulatory Assurance**: Straight Path has satisfied substantial service for all of it's 28 GHz and 39 GHz licenses
  - Substantial service has been satisfied for all SPS's 39 GHz licenses covering a population of more than 300 million
  - Straight Path can utilize its licenses until at least 2020

STRAIGHTPATH SPECTRUM

Straight Path's Spectrum Serves a Range of Use Cases







Wireless Backhaul
Optimized 4G roll-outs

Backhaul using 39 GHz can be an essential complement to fiber backhaul

- Fastest time to market
- Best coverage scope
- High asset re-usability
- Very high capacity

Pico Cells
Flexible & pervasive pico cell deployment

Pico backhaul is best served through a wireless solution using spectrum like Straight Path's

- Licensed use means boundless number of uses without further regulatory weigh-in
- Very high pico cell density can be served using links that use different parts of 39 GHz spectrum, w/o site engineering.

Next-Gen
Flexibility for alternative uses

39 GHz affords flexibility for new uses w/o sacrifice of RAN spectrum

- Device-to-device short-range communications
- Point solutions for emergency response or
ash capacity situations
- High capacity equals lots flexibility

STRAIGHTPATH SPECTRUM

Mobile Internet Use is Exploding, Pushing the Limits of Wireless Networks


Mobile Internet demand doubling every year
• Social networking, HD content, rich media mobile apps
• Facebook, Cisco predict 2x demand / year (10x / 3.2 years)
• WiFi, w/ 10-30 Mbps FTTH, sets consumer mobile expectations
DEMAND
4G, pico cells are key to matching demand
• Networks need to match mobile demand, especially w/ low-cost carriers pushing unlimited use
• With WiFi driving perceived QoS, differentiation on carrier QoS will become increasingly important
• Robust backhaul critical to support load and new tech (ie. pico cells)
SUPPLY
Network Capacity / Throughput
2000
2005
2010
2015
2020
3D
HD
Facebook
NETFLIX
twitter
Google

STRAIGHT SPECTRUM

Alternative Network Technologies & Assets are Key to Optimizing 4G Roll-outs


Mobile spectrum from 500 to 3,000 MHz is key for RAN, but there's a scarce supply of mobile spectrum
Lots of spectrum bandwidth above 3 GHz, ideal for backhaul / non -RAN
3 30 300 3 30 300 3 30 300
kHz
MHz
GHz
Increasing Range
Decreasing Bandwidth
Decreasing Range
Increasing Bandwidth

- Unlike 2 or 3G networks, 4G network operating models require both: a) much more extensive RAN resources than are deployed today, and b) new backhaul approaches including a substantial mix of microwave since insufficient deployed links for 4G.
- Unlicensed spectrum suffers from interference/contention &inflexibility of deployment.
- Licensed high-frequency assets open a great opportunity for very large amounts of spectrum, with flexible availability for use, to serve as a complement to mobile spectrum.

STRAIGHTPATH SPECTRUM

Straight Path's Spectrum Helps Address Goals Throughout Tech Supply Chain


Wireless Operators
(Supply Chain Ownership)
Need: Backhaul network andpico cells to complement4G RAN
Goal: Ensure sufficient, selfcontrolled supply of backhaul spectrum capacity to match4G demands through2020s
Other Providers
(Opportunistic Expansion)
Need: Acquire access to spectrum footprint that can accommodate wireless entry, and / or improve solution sales
Goal: Secure wireless supply opportunistically
Fiber Providers
(Horizontal Expansion)
Need: Supply the most expansive nationwide footprint of4G backhaul
Goal: Optimize mix of wireline and wireless assets in best-of-breed net
SPECTRUM
Network Asset Providers
(Vertical Expansion)
Need: Vertically expand the service offering to generate higher asset leverage and margins
Goal: Offer wireless operators a broader service offering in each spot deployment for a onestop shop solution

SPECTRUM

Straight Path Spectrum Value Proposition

STRAIGHTPATH SPECTRUM

Value Proposition to Wireless Operator



Your Goal:
Deploy a nationwide 4G footprint, to support the rapidly growing smartphone and tablet wireless Internet demand, with capacity comparable to FTTH on a ubiquitous level

Requirements:
- Backhaul network to complement the 4G RAN

- Sufficient spectrum for the myriad of next-gen solutions to complement the traditional micro / macro cell RAN

Solution:
Acquire 39 GHz spectrum to ensure robust supply of tower and pico-cell, high-bandwidth backhaul spectrum to compliment RAN spectrum supply and match 4G demands through 2020s

Opportunistic:
Explore use of 39 GHz for other potent uses including D2D offers and FTTH -like service offerings in homes

STRAIGHTPATH SPECTRUM

Value Proposition to Fiber Operator



Your Goal:
Supply the burgeoning wireless industry with backhaul to a myriad of wireless sites, in order to effectively support the rollout of nationwide 4G networks, across all markets

Requirements:
Additional "spoke" deployments to branch out of the rings, while minimizing the amount of additional time and money required to deploy new plant

Solution:
Acquire 39 GHz spectrum to ensure high bandwidth and easy and-fast-to-deploy microwave backhaul complement to fiber backhaul – backhaul for both tower and pico cell deployments

Opportunistic:
Building out new spokes/pico cell deployments using microwave first, and then build-out fiber underneath where the cost / benefit equation warrants, while re-deploying microwave

STRAIGHTPATH SPECTRUM

Value Proposition to Network Asset Provider



Backhaul Assets
FIBER
SPECTRUM
Value Added Services
Asset Leasing
Value

Your Goal:
Offer wireless operators ability to get maximum leverage out of each touch-point with your footprint, delivering a one-stop-shop solution

Maximize the return on each footprint touch point, in light of the consolidating market

Requirements:
A vertically integrated offer of utility and tower asset and backhaul spectrum so the turn-up of each point is hassle-free and can extract maximum dollars

Solution:
Acquire 39 GHz spectrum and have available a high bandwidth supply of backhaul capacity, that a wireless operator can activate w/o extra plant to bridge tower with fiber loop

STRAIGHTPATH SPECTRUM

39 & 28 GHz Equipment Vendors

ERICSSON

HUGHES. Connect to the future.

SAMSUNG

DragonWave

JRC Japan Radio Co., Ltd.

CERAGON networks

CCS

Exalt

Cambridge Broadband Networks

COMMSCOPE

RADIOWAVES smiths microwave

SAF

STRAIGHTPATH SPECTRUM

Next Steps

For information regarding
Straight Path Spectrum leasing and/or purchase options,
please contact

Straight Path Spectrum, Inc.
5300 Hickory Park Drive, Suite 218
Glen Allen, VA 23059 USA

Toll Free: 1-855-321-7284 Tel: 804-433-1522

email: info@spathinc.com

STRAIGHTPATH SPECTRUM